UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2015

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 7, 2015, PhotoMedex, Inc. (the “Company”) issued a press release entitled “PhotoMedex Announces The Return Of The No!No! Brand To Japan Via Synergy Trading” announcing the signing of an exclusive distribution agreement by its Radiancy Inc. subsidiary with Synergy Trading Corporation for certain no!no!™ products in Japan.  This agreement includes Radiancy’s no!no! 8800 and no!no! PRO.  In addition, Synergy will launch two new no!no! models during 2016 and has a right of first refusal to market additional Radiancy consumer products.  The agreement runs through December 31, 2016 and is renewable thereafter.  Synergy placed an initial stocking order of $1.2 million for immediate shipment.  A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2014, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

ITEM 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

	99.1	Press Release dated April 7, 2015 issued by PhotoMedex, Inc.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits.

99.1       PhotoMedex Announces The Return Of The No!No! Brand To Japan Via Synergy Trading Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date:	April 7, 2015	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release entitled: “PhotoMedex Announces The Return Of The No!No! Brand To Japan Via Synergy Trading Corporation,” dated April 7, 2015